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                                                                   EXHIBIT 10.14

                              [Tenneco Letterhead]

                                    September 12, 1995

Mr. John Cameron
Essex County Gas Company
7 North Hunt Street
P. 0.. Box 500
Amesbury, MA 01913
                                          Re:   CGT Conversion
                                                Effective July 1, 1995
                                                CGT Contract No. 2065
                                                FT-A Contract No. 2066

Dear John:

Pursuant to Essex's election, effective July 1, 1995, 388 Dth/d of capacity was converted to a FT-A rate schedule (under FT-A contract No. 2066) from the above referenced CGT contract.

Amendments to both contracts were prepared electronically on Tenn-Speed 2 for Essex's execution, however, Tenn-Speed 2 rejected the amendment to effectively reduce the CGT contract, while correctly transmitting the FT-A amendment which Essex executed on-line. A special validation on CGT contracts is the problem. This incident has been reported, but as of this date, this validation has not been changed.

Since the Tenn-Speed 2 system does not recognize a reduction under the CGT contract, the billing for the CGT contract has been incorrect beginning with July's invoice. Our Information Services department is working on the problem, and as soon as they determine when it will be resolved, we will let you know.

To minimize confusion and to verify the correct Dth's for billing and transportation purposes under these contracts, please note the following:

                           Previous        Amount                    New
                             MDQ      Converted 07/01/95      Effective 07/01/95
                             ---      ------------------      ------------------

CGT Contract No. 2065    1,033 Dth         -388 Dth                645 Dth

FT-A Contract No. 2066     588 Dth         +388 Dth                976 Dth

We apologize for the inconvenience this is causing. The CGT amendment will be made effective July 1, 1995 and you will see a retroactive adjustment on your invoice.

If you have any questions, please give me a call at (713) 757-3562 or Bill Weber at (713) 757-3387.

                                    Very truly yours,


                                    /s/ David Trappey

                                    David Trappey
                                    Northern Accounts